UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Date of Report: May 31, 2001

Commission file number: 000-26489

MCM CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	48-1090909

(State or other jurisdiction of	(I.R.S. Employer

incorporation or organization)	Identification Number)

5775 Roscoe Court
San Diego, California 92123

(Address of principal executive offices) (Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

FORM 8-K
ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-16.1

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

MCM Capital Group, Inc. (the “Company”) is filing this report on Form 8-K to report a change in independent public accountants.

a)	The following sets forth the information required by item 304 (a) (1) of Regulation S-K:

(i)	On May 25, 2001, Ernst & Young LLP resigned as the Company’s principal accountant.

(ii)	Ernst & Young LLP reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	For the Company’s two most recent fiscal years and subsequent interim periods preceding such resignation, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(iv)	For the Company’s two most recent fiscal years and subsequent interim periods, there have occurred none of the “reportable events” listed in Item 304 (a) (1) (v) (A-D) of Regulation S-K.

b)	The Company has requested and received from Ernst & Young LLP the letter required by Item 304 (a) (3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young LLP agrees with the statements described therein made by the Company in this report in response to Item 304 (a) (1) of Regulation S-K.

c)	The Company’s Audit Committee and management are presently considering other independent accountants to replace Ernst & Young LLP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits.

16.1 Letter regarding Change in Certifying Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCM CAPITAL GROUP, INC.

Date: May 31, 2001	/s/ Barry R. Barkley

Barry R. Barkley

Executive Vice President

Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter regarding Change in Certifying Accountant.